UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2005

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina	27703-8466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Amended and Restated 1995 Stock Plan, as amended

Effective April 15, 2005, Inspire further amended and restated the Inspire Pharmaceuticals, Inc. Amended and Restated 1995 Stock Plan, as amended, in order to remove the ability to amend or modify an option or substitute an option for another option on such terms that could result in a “repricing” as defined in FASB Interpretation No. 44 “Accounting for Certain Transactions Involving Stock Compensation.”

2005 Equity Compensation Plan

The Board of Directors of Inspire has approved a new Inspire Pharmaceuticals, Inc. 2005 Equity Compensation Plan (the “2005 Plan”), subject to the approval of Inspire’s stockholders. If approved by the stockholders, the 2005 Plan will be effective on the date of the Annual Meeting of Stockholders, June 10, 2005. Set forth below is a description of the 2005 Plan:

Introduction

The 2005 Plan will provide our employees, non-employee directors, consultants and advisors with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, and stock appreciation rights related to our stock. Unless terminated earlier by our Board of Directors or extended with stockholder approval, the Plan will terminate on June 10, 2015. The purpose of the 2005 Plan is to give participants an ownership interest in Inspire and to create an incentive for them to contribute to our growth, thereby benefiting our stockholders, and aligning the economic interests of the participants with those of our stockholders.

Administration

The 2005 Plan will be administered by our Compensation Committee of our Board of Directors or its delegate. The Compensation Committee consists of at least two or more directors who are not our employees. The Compensation Committee members serve until their resignation or removal by the Board of Directors. The Compensation Committee has the authority to determine the individuals to whom grants will be made under the 2005 Plan, to determine the type, size, and terms of any grants made, to determine when grants will be made and the duration of any applicable exercise or restriction period, and to deal with any other matters arising under the 2005 Plan. The Compensation Committee also has the power and authority to administer and interpret the 2005 Plan. The Compensation Committee’s determinations relating to the interpretation and operation of the 2005 Plan will be conclusive and binding. In no event may the Compensation Committee (i) amend a stock option to reduce the exercise price; (ii) substitute a stock option for another stock option with a lower exercise price; (iii) cancel a stock option and issue a new stock option with a lower exercise price to the same holder within six months following the date of the cancellation; or (iv) cancel an outstanding stock option with an exercise price below our stock’s fair market value for the purpose of granting a replacement equity award of a different type within six months following the date of the cancellation.

Shares Subject to the 2005 Plan

The 2005 Plan authorizes the issuance of 3,000,000 shares of our common stock pursuant to any form of grant. Of such shares, a maximum of 250,000 shares may be issued under stock awards. The maximum number of shares that may be subject to grants made to any individual under the 2005 Plan during any calendar year is 300,000 shares. If any grant of shares under the 2005 Plan shall for any reason expire or otherwise terminate, in whole or part, without having been exercised in full, the stock not acquired shall revert to and again become available for issuance under the 2005 Plan.

If stock awards are designated as qualified performance based compensation, the maximum number of shares that may be granted to any individual pursuant to these stock awards for any performance period is 100,000 shares. See “Qualified Performance-Based Compensation” below.

These limits will be adjusted by the Compensation Committee for stock splits, stock dividends, recapitalizations, merger or reorganization in which we are the surviving corporation, a reclassification or change in the par value of our stock, or other similar transactions affecting our stock. Shares used to make grants may be issued directly by us or purchased on the open market and then transferred to participants by us.

Types of Grants Available Under the 2005 Plan

The following types of grants are available under the 2005 Plan:

•	Incentive stock options;

•	Nonqualified stock options;

•	Stock appreciation rights; and

•	Stock awards.

Stock Options

The 2005 Plan provides for the award of incentive stock options and nonqualified stock options, which provide the option holder with the right to purchase shares of our common stock at a specified exercise price during a specified period of time.

Nonqualified stock options may be awarded to anyone eligible to participate in the 2005 Plan. Only our employees or the employees of any subsidiaries are eligible to receive incentive stock options. Under the 2005 Plan, the exercise price of nonqualified and incentive stock options must be equal to or greater than the fair market value of a share of our stock on the date of grant.

Only $100,000 of any incentive stock options (based on the fair market value of the stock on the date(s) of grant) may first become exercisable by an employee during any calendar year. In other words, the aggregate amount of all incentive stock options granted under all of our plans that first become exercisable by an employee in any calendar year may not exceed $100,000. Any options that exceed this limit must be nonqualified stock options. In addition, if an employee who receives an incentive stock option owns more than 10% of the voting power of our stock or the stock of a subsidiary, the exercise price must be at least equal to 110% of the fair market value of our stock on the date of grant, and the option term may not be longer than five years. See “Federal Income Tax Consequences” below, which includes a discussion regarding the tax differences between a nonqualified stock option and an incentive stock option.

Option Terms.

Each grant under the 2005 Plan will be accompanied by a grant instrument. The grant instrument will describe the type and number of grants that the option holder has been awarded and the terms and restrictions applicable to the grant. The grant instrument for an option will describe when the option will become exercisable.

Exercise of Options.

The exercise term of each option will be determined by the Compensation Committee and set forth in the applicable grant instrument. The term of an option may not exceed seven years; provided, however, if an option holder owns more than 10% of the voting power of our stock or the stock of a subsidiary, an incentive stock option may not have a term that exceeds five years from the date of grant. The Compensation Committee may accelerate the exercisability of options awarded under the 2005 Plan at any time for any reason.

An option holder may pay the exercise price, as specified in the applicable grant instrument (i) in cash, (ii) through a broker by having a broker sell our stock simultaneously with the exercise of the option, or (iii) by such other method of payment as the Compensation Committee may approve.

Termination.

Unless the Compensation Committee determines otherwise or an option expires by its terms within a shorter period, if an option holder ceases to be employed by, or provide service to, Inspire for any reason other than death, disability or termination for misconduct, the option holder will have 90 days from the date of termination to exercise any vested options. If an option holder is terminated for misconduct, the option holder will have 30 days from the date of termination to exercise any vested options. Unless the Compensation Committee determines otherwise or an option expires by its terms within a shorter period, if an option holder ceases to be employed by, or provide services to, us on account of (i) disability, or (ii) death (during the term of service or within 90 days thereafter for reasons other than termination for misconduct), the option holder will have one year from the termination date to exercise any vested options. If an option holder dies while employed by, or providing services to, Inspire, all of the unexercised outstanding options of the person shall become immediately exercisable. Unless the Compensation Committee determines otherwise, all options that have not become exercisable on the date on which an option holder ceases to be employed by, or provide service to, us will terminate. To the extent a company sponsored plan, policy or agreement provides for a longer exercise period, that exercise period shall apply in lieu of the exercise periods summarized in this paragraph.

Stock Appreciation Rights (SARs)

SARs give the recipient the right to receive the appreciation in the value of our stock over a specified period of time. SARs which may be settled in shares of our stock shall be counted in full against the number of shares available for award under the 2005 Plan, regardless of the number of shares of stock issued upon the exercise and settlement of the SAR. The Compensation Committee may grant SARs separately or in tandem with any option. Tandem SARs may be granted either at the time the option is granted or at any time while the option remains outstanding; however, with respect to incentive stock options, tandem SARs may be granted only at the time of grant. When an option is exercised, any SARs relating to the stock covered by such option will terminate. When a tandem SAR is exercised, the related option will terminate to the extent of an equal number of shares of our stock.

Value. When a SAR is exercised, the holder will receive an amount of our stock equal to the amount by which the fair market value of the underlying stock on the date of exercise exceeds the base amount of the SAR. Unless the Compensation Committee determines otherwise, the base amount of each SAR will be equal to the per share exercise price of the related option, or, if there is no related option, the fair market value of a share of our stock as of the date of grant of the SAR.

Terms. SARs are exercisable and are subject to vesting and other restrictions as specified in the applicable grant instrument. The Compensation Committee may accelerate the exercisability of all or any outstanding SARs at any time for any reason.

Termination.

Unless the Compensation Committee determines otherwise or a SAR expires by its terms within a shorter period, SARs will terminate on the same terms as discussed above with respect to options.

Stock Awards

Stock awards are a grant of our stock that is subject to restrictions or no restrictions, as set forth in the grant instrument. The Compensation Committee will determine whether stock awards will be granted, the type of award (including without limitation, stock grants and restricted stock units), the number of shares that will be awarded, any restrictions applicable to the stock awards and when and how the restrictions will lapse. Until the restrictions lapse, stock awards cannot be sold, assigned, transferred, pledged or otherwise disposed of. Unless the Compensation Committee determines otherwise, if employment or service terminates while stock awards are subject to restrictions, any shares whose restrictions have not yet lapsed will be forfeited and returned to us.

Qualified Performance-Based Compensation.

The Compensation Committee may determine that stock awards will be granted as qualified performance-based compensation for tax purposes. The Internal Revenue Code limits a company’s ability to deduct compensation for each of its five highest paid executives in excess of $1 million per year. The Internal Revenue Code provides an exception to this limit if the compensation is designated as qualified performance-based compensation. If the Compensation Committee grants stock awards that are intended to be qualified performance-based compensation, Inspire must meet specified performance goals, designated by the Compensation Committee, in order for the qualified performance-based compensation to be payable.

The Compensation Committee will establish the performance goals for qualified performance-based compensation, the performance period during which the goals must be met, the threshold, target and maximum amounts that may be paid if the performance goals are met, and any other conditions deemed appropriate and consistent with the 2005 Plan and legal requirements. The Compensation Committee will establish the performance goals for qualified performance-based compensation in writing at the beginning of the performance period, or during a period that is no later than the earlier of either 90 days after the beginning of the performance period, or the date on which 25% of the performance period has been completed, or such other date that is permitted under the Internal Revenue Code.

The performance goals will be based on objective criteria such as stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria based on our meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures.

The performance goal results will be announced for each performance period immediately following the announcement of our financial results for the performance period. If the performance goals for a performance period are not met, the grants subject to the performance goals will be forfeited.

Change in Control

If a change of control (as defined in the 2005 Plan) occurs, unless the company determines otherwise, (i) all outstanding options and SARs shall automatically accelerate and become fully exercisable, and (ii) the restrictions and conditions on all outstanding stock awards shall immediately lapse. In addition, if a change of control (as defined in the 2005 Plan) occurs and we are not the surviving corporation or we survive only as a subsidiary of another corporation, each participant shall have 30 days to elect one of the following methods of treating outstanding awards: (i) all outstanding grants that are not exercised and all outstanding awards will be assumed by the surviving corporation or replaced with comparable grants or awards; or (ii) outstanding grants and awards will be surrendered in exchange for payment of cash or stock in an amount by which the fair market value of the underlying stock exceeds the exercise price of the award or the fair market value of our stock.

Transferability

Generally, grants will not be transferable except upon death. Grants may only be exercised during the lifetime of the recipient and may not be transferred except by will, through the laws of descent and distribution or, in the case of grants other than incentive stock options, pursuant to a domestic relations order, if permitted by the Compensation Committee. However, the Compensation Committee may permit the transfer of nonqualified stock options to family members or a trust or other entity established for the benefit of family members.

Amendment

The 2005 Plan may be amended by our Board of Directors at any time. However, the stockholders must approve any amendment for which stockholder approval is required under applicable provisions of the Internal Revenue Code or under applicable exchange requirements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

No.	Description
10.1	Inspire Pharmaceuticals, Inc. Amended and Restated 1995 Stock Plan, as amended

10.2	Inspire Pharmaceuticals, Inc. 2005 Equity Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Christy L. Shaffer
Christy L. Shaffer,
Chief Executive Officer

Dated: April 20, 2005

EXHIBIT INDEX

No.	Description
10.1	Inspire Pharmaceuticals, Inc. Amended and Restated 1995 Stock Plan, as amended

10.2	Inspire Pharmaceuticals, Inc. 2005 Equity Compensation Plan